ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE, made as of this 1st day of March, 2006 by and between StarInvest Group, Inc., a Nevada corporation (“Assignor”) and GoIP Global, Inc., a Nevada corporation (“Assignee”).

W I T N E S S E T H:

Assignor is Tenant under a lease with 122 East 42nd Corp. dated January 2005 (the “Lease”) relating to Suite 2715 at 122 East 42nd Street, New York, NY.

Assignor desires to assign to Assignee, and Assignee desires to accept the assignment from Assignor of all Assignor’s right, title and interest in and to the Lease.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1. Assignor hereby transfers, assigns and sets over unto Assignee all of Assignor’s right, title and interest in and to the Lease.

2. Assignee hereby accepts the foregoing assignment and assumes all of Assignor’s obligations as Tenant under the Lease accruing on or after the date hereof.

3. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4. This Agreement may be executed by facsimile and by any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

5.  Each party hereto shall cooperate and take such other actions, and execute such other documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

6. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

[Remainder of Page Intentionally Omitted; Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

ASSIGNOR:

STARINVEST GROUP, INC.

By:
Name:
Title:

ASSIGNEE:

GOIP GLOBAL, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

LANDLORD

By:
Name:
Title: